UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2020

10x Genomics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39035	45-5614458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6230 Stoneridge Mall Road

Pleasanton, California 94588

(925) 401-7300

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former Name or Former Address, If Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	TXG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 13, 2020 (the “Closing Date”) 10x Genomics, Inc., a Delaware corporation (the “Company”), completed its previously announced acquisition of ReadCoor, Inc., a Delaware corporation (“ReadCoor”), pursuant to the terms of the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated as of October 5, 2020, by and among the Company, Library Acquisition Corp., a Delaware corporation and direct wholly-owned subsidiary of the Company (“Sub I”), Library Merger Sub, LLC, a Delaware limited liability company and direct wholly-owned subsidiary of the Company (“Sub II”), ReadCoor and Shareholder Representative Services LLC, a Colorado limited liability company, in its capacity as the representative of the securityholders of ReadCoor.

On the Closing Date, Sub I merged with and into ReadCoor, with ReadCoor continuing as the surviving entity and becoming a wholly owned subsidiary of the Company (the “First Merger”) and, as a part of the same overall transaction, the surviving entity of the First Merger will be merged with and into Sub II, with Sub II continuing as the surviving entity and a wholly-owned subsidiary of the Company (the “Second Merger”, and together with the First Merger, the “Mergers”).

In connection with the consummation of the Mergers (the “Closing”), the Company will pay a total consideration of $350 million in exchange for all outstanding equity interests of ReadCoor, subject to customary purchase price adjustments and holdback arrangements in accordance with the Merger Agreement (the “Merger Consideration”). The Merger Consideration to be paid to the former equityholders of ReadCoor consists, in the aggregate, of $100 million in cash (reduced by the amount of any transaction-related expenses, indebtedness and any working capital shortfall of ReadCoor at the Closing) and the balance in shares (the “Stock Consideration”) of the Company’s Class A common stock, par value $0.00001 per share (the “Company Common Stock”). The Company will issue 1,901,402 shares of Company Common Stock in connection with the Stock Consideration.

The Company will issue the Company Common Stock in reliance upon the exemptions from registration afforded by Section 4(a)(2) and Rule 506 promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Each recipient of shares of Company Common Stock in the First Merger has represented to the Company that such recipient is an “accredited investor” as defined in Rule 501 of the Securities Act. Under the terms of the Merger Agreement, the Company has agreed to file a registration statement on Form S-3 following the Closing covering the resale of the Stock Consideration to be issued to eligible former equityholders of ReadCoor.

The Merger Agreement contains representations, warranties, covenants, closing conditions and indemnities customary for acquisitions of this type. The foregoing descriptions of the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement do not purport to be complete and are qualified in their entirety by the full text of the Merger Agreement, which the Company intends to file as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2020.

Item 3.02	Unregistered Sales of Equity Securities.

The information related to the issuance of shares of the Company Common Stock set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not statements of historical fact are forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are subject to the “safe harbor” created by those sections. Such forward-looking statements include, without limitation, statements concerning the transaction contemplated by the Merger Agreement. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negatives of these terms or variations of them or similar terminology. Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties related to the potential impact on the business of the Company of the acquisition, general economic conditions and the Company’s business and financial condition in general, including the risks and uncertainties described under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 27, 2020, and the Company’s Quarterly Reports on Form 10-Q filed with the SEC on May 12, 2020 and August 12, 2020, as such risk factors may be updated from time to time in the Company’s periodic filings with the SEC. Such Annual Report, Quarterly Reports and the Company’s other periodic filings are accessible on the SEC’s website at www.sec.gov. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this report.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements requested by Item 9.01(a) are not included in this Current Report on Form 8-K. To the extent such financials statements are required, the Company intends to include such financial statements by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information requested by Item 9.01(b) is not included in this Current Report on Form 8-K. To the extent such pro forma financial information is required, the Company intends to include such pro forma financial information by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

10x Genomics, Inc.

By:	/s/ Eric S. Whitaker
Name:	Eric S. Whitaker
Title:	General Counsel

Date: October 13, 2020